Exhibit 99

News Release

CCNE NASDAQ L I S T E D

Contact:	Joseph B. Bower, Jr
Secretary
(814) 765-9621

FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING Clearfield, Pennsylvania - Tuesday, April 15, 2008

CNB Financial Corporation shareholders and CNB Bank each held separate annual meetings on April 15, 2008.

In the CNB Financial Corporation meeting, four incumbent directors were re-seated for a term of three years. They were: William F. Falger, Jeffrey S. Powell, James B. Ryan and Peter F. Smith. These directors were elected to serve the board until the Annual Meeting in the year 2011.

The following Corporation directors retained their positions but were not standing for election this year: Joseph B. Bower Jr., Robert E. Brown, Dennis L. Merrey, Deborah Dick Pontzer, Michael F. Lezzer, Robert W. Montler and Charles H. Reams.

In addition to the election of directors, shareholders ratified the appointment of independent auditors, Crowe Chizek and Company LLC for the year ending December 31, 2008.

Chairman, Dennis L. Merrey, conducted the meeting. He called upon Joseph B. Bower, Jr., Executive Vice President and Chief Operating Officer of CNB Financial Corporation and CNB Bank, to address the shareholders. Mr. Bower thanked those present and welcomed them to the meeting. He then focused the audience’s attention on a presentation that featured year 2007 results on the firm’s growth patterns, earnings per share, and resulting dividends.

Mr. Bower introduced William F. Falger, President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Falger offered his comments regarding the performance of the Bank since the last Annual Shareholder’s Meeting in 2007 and the objectives for the remainder of 2008.

The most significant event of the year was the expansion of ERIEBANK, a division of CNB Bank, with two new concept buildings located in Downtown Erie at 101 West 10th Street and on the West Side at 2615 Asbury Road. The opening of these offices allows the bank to offer a full range of commercial and consumer services to the Erie market. The office located downtown serves as the headquarters of the Private Banking division. In addition, commercial development staff has been increased. The third ERIEBANK building is scheduled to open this summer at 2035 Edinboro Road in Millcreek Township. This new office will serve as the Bank’s headquarters, allowing the bank to close the temporary office located on Peach Street in Summit Towne Center. The fourth and final new concept building for ERIEBANK is expected to open in the Harbor Creek area of Erie in the fall.

The Corporation also expanded its consumer discount loan and finance business with the opening of three new Holiday Financial Services offices in Bellefonte, Bradford and Ridgway. Holiday Financial Services Corporation, a wholly owned subsidiary of CNB Financial Corporation, began operations in Sidman, PA, in November, 2005 and in 2006 added offices in Clearfield, Hollidaysburg and Northern Cambria. This month, an 8th location is opening in Erie to complement the ERIEBANK branch structure we have developed in that market.

The Corporation has continued to focus on a model based on small and mid-sized business and commercial relationships by increasing commercial loans by $21.2 million during 2008. In addition, the ERIEBANK Private Banking initiative grew $18.6 million which helps further develop our relationships by handling the credit needs of business owners. This year, CNB Bank has introduced a Private Banking division as well.

This year, the Bank has introduced a bank-wide WOW standards program to differentiate the bank in the marketplace and define the service standards expectations by the Bank staff.

The Bank has also just introduced a new reward checking account that features a high yield and free nationwide ATM usage in exchange for direct deposit or automatic debit transactions, electronic statements and a minimum number of check card purchase transactions.

Mr. Falger presented the Bank’s objectives for 2008, which include differentiating the bank in the market, identifying profitable products and customers, continuing to grow earning assets and expansion. In addition, the Corporation will focus on strong performance for the Corporation stock as a long term investment by providing consistent growth in earnings over time and increased dividends. In addition, the Corporation is examining different options to increase the visibility and liquidity of its stock.

Mr. Falger concluded his comments with the March 31, 2008 quarter end results. He noted a substantial growth in total assets and a 4.5% growth in earnings per share for March 31, 2008 as compared to March 31, 2007. Management is cautiously optimistic regarding the income growth for the remainder of 2008.

In the Corporation’s reorganizational meeting, the Board named the following corporation officers: William F. Falger, President and Chief Executive Officer; Joseph B. Bower, Jr., Executive Vice President and Secretary; Charles R. Guarino, Treasurer and Principal Financial Officer; and Autumn F. Farley, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the thirteen incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, Michael F. Lezzer, Dennis L. Merrey, Robert W. Montler, William R. Owens, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan and Peter F. Smith.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Falger, President and Chief Executive Officer; Mr. Bower, Executive Vice President and Chief Operating Officer; Mark D. Breakey, Executive Vice President and Chief Credit Officer; Charles R. Guarino, Vice President and Chief Financial Officer; and Richard L. Sloppy, Executive Vice President and Chief Lending Officer.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK and William L. DeLuca, Jr., Senior Vice President/ Commercial Banking Division/ ERIEBANK; Donald E. Shawley, Senior Vice President and Senior Trust Officer; Robert S. Berezansky, Senior Vice President/Corporate Lending; James M. Baker, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, William J. Mills, Charles C. Shrader, Michael C. Sutika and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Scott O. Calhoun and John M. Schulze, Vice Presidents/ Commercial

Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and William J. Vitron, Vice President/ Wealth Management/ ERIEBANK; Mary Ann Conaway, Vice President/ Human Resources; Richard L. Greslick, Jr., Vice President/ Operations; Helen G. Kolar, Vice President/ Marketing & Sales; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Duane P. Shifter, Vice President/ Community Banking; Christopher L. Stott, Vice President/ Mortgage Lending; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Thomas J. Ammerman, Jr., Assistant Vice President/ Security; Donna J. Collins, Assistant Vice President/ Compliance; Gregory M. Dixon, Assistant Vice President/ Credit Administration; Eileen F. Ryan, Assistant Vice President/ Mortgage Lending; Susan M. Warrick, Assistant Vice President/ Operations; Brian W. Wingard, Assistant Vice President/ Controller; Mary A. Baker, Vickie L. Baker, Ruth Anne Ryan-Catalano and Deborah M. Young, Assistant Vice Presidents/ Community Banking; Denise J. Greene, Francine M. Papa, Douglas M. Shaffer, Susan J. Shimmel and Gregory R. Williams, Community Office Managers; Heidi E. Bemiss, Kelly S. Buck, Carla M. LaBoda, Community Office Managers/ERIEBANK; Paul D. Sallie, Commercial Lending Officer/ ERIEBANK; Carol J. Cossick, Assistant Controller; Paul A. McDermott, Larry A. Putt, Brenda L. Terry, Mary Ann Roney, Theresa L. Swanson and Steven C. Tunall, Banking Officers; Richard L. Bannon, Credit Administration Officer; Natalie R. Barnett, Financial Consultant; Thomas W. Grice, Network Administration Officer; Leanne D. Kassab, Marketing Officer; Susan B. Kurtz, Customer Service Officer; Glenn R. Pentz, Trust Officer, Dennis J. Sloppy, Information Systems Officer; Carolyn B. Smeal, Operations Officer; BJ Sterndale, Training Officer; and Jane M. Gnan, Assistant Trust Officer.

In addition, for Holiday Financial Services, the following officers have been appointed for the forthcoming year: Dennis J. Weakland Senior Vice President; and Joseph P. Strouse, Vice President/Community Office Manager.

Inquiries regarding CNB Financial Corporation stock (CCNE) can be answered by phoning (814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-one community offices in Cambria, Clearfield, Centre, Elk, Jefferson, McKean and Warren counties and a Loan Production office in Johnstown, PA. ERIEBANK is a division of CNB Bank and currently operates three full service offices in Erie, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Bellefonte, Bradford, Clearfield, Hollidaysburg, Northern Cambria, Ridgway and Sidman, PA.

CNB Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.